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                                                                      EXHIBIT 99



                             EVERGREENBANCORP, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of EvergreenBancorp, Inc. ("Bancorp") on Form 10-Q for the period ending June 30, 2002 previously filed with the Securities and Exchange Commission on August 12, 2002, and as amended by this Form 10-Q/A, Amendment No. 1 (the "Report"), we, Gerald O. Hatler, Chief Executive Officer, and William G. Filer II, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  GERALD O. HATLER                        /s/ WILLIAM G. FILER II
-----------------------------------          -----------------------------------
Gerald O. Hatler                             William G. Filer II
Chief Executive Officer                      Chief Financial Officer
September 10, 2002                           September 10, 2002